SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Subsequent Events
36.	SUBSEQUENT EVENTS

Ukraine and Russia situation

In February 2022, Russia launched a large-scale military invasion of Ukraine and is now engaged in a broad military conflict with Ukraine. In response, governments and authorities worldwide, including the United States and the European Union, have recently announced sanctions on certain industry sectors and parties in Russia. These and any additional sanctions, as well as any potential responses that may be provided by the governments of Russia or other jurisdictions, may adversely affect our business.

As of the date of the financial statements there are no material impacts from the abovementioned matter in the Company’s consolidated financial statements, due to the Company’s limited operations in Russia and Ukraine (for relationship selling and production presence at Avon and a franchise operation for The Body Shop and Aesop). These two markets represent together less than 5% of the Group’s consolidated net revenues.

The conflict resulted in the suspension of The Body Shop and Aesop operations in Russia and the exports from the Russia manufacturing facility to other countries in the region, which started to be supplied by our Poland facility. Avon, however, is currently continuing to supply to its network of representatives in Russia from its local plant to help them with their livelihoods. As of the date of the financial statements no major disruptions that could materially affect the recoverability of non-financial assets as well as any significant increase in credit risk that could lead to a material impairment of financial assets in Russia and/or in Ukraine have been noted.

Ukraine operations include property, comprised of administrative offices and warehouse, that support the operations in the country and are temporarily idle as safety cannot be assured for the local workers. The Company cannot predict duration of the idling as it will depend on the remaining course of the conflict and the establishment of safe and stable operating and logistical conditions thereafter, as well as potential repairs of any damages sustained. As of the date of the financial statements the Company has confirmed that property as well as inventory held at those facilities have not been damaged and are in appropriate conditions to be operated and sold as safety conditions improve.

Management is continuously monitoring the developments to assess any potential future impacts that may arise as a result of the ongoing crisis, including impairment of financial and non-financial assets in the following quarter in Ukraine for which management is currently assessing based on the best available information.

Revolving Credit Facility

On October 28, 2021, we, through our subsidiary Natura &Co Luxembourg, entered into a revolving credit facility in the principal amount up to U.S.$625.0 million. The revolving credit facility has a 36-month term, subject to extensions. Natura Cosméticos and Natura &Co Holding provide an unconditional guaranty under this facility. The facility contains certain customary covenants, customary events of default, cross-default provisions and change of control provisions. On March 11, 2022, we drew down an amount of U.S.$200.0 million (R$1,116.2 million based on the exchange rate as reported by the Brazilian Central Bank as of December 31, 2021 for reais into U.S. dollars of R$5.581 per U.S.$1.00) under from this facility.